UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 15, 2017

RAIT Financial Trust

(Exact name of registrant as specified in its charter)

Maryland	001-14760	23-2919819
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Two Logan Square, 100 N. 18th Street, 23rd Floor Philadelphia, Pennsylvania	19103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 207-2100

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On February 15, 2017, Edward S. Brown notified RAIT Financial Trust (“RAIT”) of his resignation as a member of RAIT’s Board of Trustees (the “Board”) and as a member of all committees of the Board on which he served, effective immediately (such resignation, the “Trustee Resignation”). The Trustee Resignation was not in connection with a disagreement relating to RAIT’s operations, policies or practices.

(d)

On February 15, 2017, the Board appointed Thomas D. Wren, age 65, to serve as a trustee of RAIT, effective immediately.  Mr. Wren fills the vacancy created on the Board as a result of Mr. Brown’s resignation.

The Board has determined that Mr. Wren qualifies as an “independent” trustee as such term is defined in RAIT’s Trust Governance Guidelines, which includes meeting the independence standards under Rule 303A.02 of the NYSE Listed Company Manual.  Mr. Wren was not initially named to any Board committee.

Mr. Wren will receive compensation for his services (consisting of cash retainers and eligibility for equity awards) under RAIT’s trustee compensation programs applicable to non-employee members of the Board as described in RAIT’s proxy statement for its 2016 annual meeting of shareholders.  Mr. Wren entered into the standard indemnification agreement with RAIT which RAIT offers to its executive officers and trustees referenced as Exhibit 10.1.1 to RAIT’s Annual Report on Form 10-K for its fiscal year ended December 31, 2015.

There are currently no arrangements or understandings between Mr. Wren and any other person pursuant to which Mr. Wren was appointed to serve as a member of the Board. RAIT is not aware of any transaction involving Mr. Wren requiring disclosure under Item 404(a) of Regulation S-K.

Additional information about Mr. Wren can be found in the press release issued by RAIT on February 15, 2017, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

The exhibits furnished as part of this Current Report on Form 8-K are identified in the Exhibit Index immediately following the signature page of this report. Such Exhibit Index is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAIT FINANCIAL TRUST

Date: February 15, 2017	By:	/s/ Scott L.N. Davidson
	Name:	Scott L.N. Davidson
	Title:	Chief Executive Officer and President

Exhibit Index

Exhibit No.	Exhibit Title

99.1	Press Release of RAIT Financial Trust issued on February 15, 2017